SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )


   Filed by the Registrant      |X|
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   Check the appropriate box:
   |_| Preliminary Proxy Statement
                                        |_|  Confidential, for Use of the
                                             Commission Only
                                             (as permitted by Rule 14a-6(e)(2))
   |X| Definitive Proxy Statement
   |_| Definitive Additional Materials
   |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                Prophet 21, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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   |X| No fee required.
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   |_| Check box if any part of the fee is offset as provided  by  Exchange  Act
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previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

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

                                 [COMPANY LOGO]

                                PROPHET 21, INC.
                             19 West College Avenue
                           Yardley, Pennsylvania 19067

To Our Stockholders:

      You are most cordially invited to attend the 2000 Annual Meeting of Stockholders of Prophet 21, Inc. at 1:00 P.M., local time, on Thursday, January 25, 2001, at the offices of the Company, 19 West College Avenue, Yardley, Pennsylvania.

      The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

      It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with
               -- ---- -- --------
the instructions you have given in your proxy.

      Thank you for your continued support.

                                          Sincerely,

                                          /s/ John E. Meggitt, Ph.D.

                                          John E. Meggitt, Ph.D.
                                          Chairman of the Board

                                PROPHET 21, INC.
                             19 West College Avenue
                           Yardley, Pennsylvania 19067

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held January 25, 2001

      The Annual Meeting of Stockholders (the "Meeting") of PROPHET 21, INC., a Delaware corporation (the "Company"), will be held at the offices of the Company, 19 West College Avenue, Yardley, Pennsylvania, on Thursday, January 25, 2001, at 1:00 P.M., local time, for the following purposes:

(1) To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To amend the Company's 1993 Stock Plan, as amended (the "1993 Plan"), to increase the maximum number of shares of Common Stock available for issuance under the 1993 Plan from 1,000,000 to 1,200,000 shares and to reserve an additional 200,000 shares of Common Stock of the Company for issuance upon the exercise of stock options granted or for the issuance of stock purchase rights under the 1993 Plan;

(3) To amend the Company's 1997 Employee Stock Purchase Plan, as amended (the "1997 Plan"), to increase the maximum number of shares of Common Stock available for issuance under the 1997 Plan from 100,000 to 200,000 shares and to reserve an additional 100,000 shares of Common Stock of the Company for issuance upon the purchase of Common Stock under the 1997 Plan;

(4) To ratify the appointment of KPMG LLP as independent auditors for the year ending June 30, 2001; and

(5) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      Holders of Common Stock of record at the close of business on November 27, 2000 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 19 West College Avenue, Yardley, Pennsylvania 19067 for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                    By Order of the Board of Directors

                                    /s/ Dorothy M. Meggitt

                                    Dorothy M. Meggitt
                                    Secretary

Yardley, Pennsylvania
December 29, 2000

        THE COMPANY'S 2000 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                                PROPHET 21, INC.
                             19 West College Avenue
                                Yardley, PA 19067

                  ---------------------------------------------
                                 PROXY STATEMENT
                  ---------------------------------------------


      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Prophet 21, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on January 25, 2001 (the "Meeting") at the offices of the Company, 19 West College Avenue, Yardley, Pennsylvania at 1:00 P.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $.01 par value ("Common Stock"), as of the close of business on November 27, 2000 will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 3,734,280 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting.

      If proxies in the accompanying form are properly executed and returned, the Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the Common Stock represented by the proxies will be voted (i) FOR the election of the five nominees named below as Directors, (ii) FOR a proposal to amend the Company's 1993 Stock Plan, as amended (the "1993 Plan"), to increase the maximum number of shares of Common Stock available for issuance under the 1993 Plan from 1,000,000 to 1,200,000 shares and to reserve an additional 200,000 shares of Common Stock of the Company for issuance upon the exercise of stock options granted or for the issuance of stock purchase rights under the 1993 Plan, (iii) FOR a proposal to amend the Company's 1997 Employee Stock Purchase Plan (the "1997 Plan"), to increase the maximum number of shares of Common Stock available for purchase under the 1997 Plan from 100,000 to 200,000 shares and to reserve an additional 100,000 shares of Common Stock of the Company for issuance upon the purchase of Comnon Stock under the 1997 Plan, (iv) FOR the ratification of the appointment of KPMG LLP as independent auditors for the year ending June 30, 2001, and (v) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

      The presence, in person or by proxy, of holders of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote of holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of Directors may be taken upon the affirmative vote of Stockholders possessing a majority of the voting power represented at the Meeting, provided a quorum is present in person or by proxy.

      Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

      This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders of the Company on or about December 29, 2000. The Annual Report to Stockholders of the Company for the year ended June 30, 2000, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of November 27, 2000. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of November 27, 2000.

                              ELECTION OF DIRECTORS

      At the Meeting, five Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.

      It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

      The current members of the Board of Directors who are also nominees for election to the Board are as follows:

                                         SERVED AS A         POSITIONS WITH
NAME                             AGE    DIRECTOR SINCE        THE COMPANY
----                             ---    --------------        -----------

John E. Meggitt, Ph.D             69         1967        Chairman of the Board
                                                         and Director

Charles L. Boyle, III             47         1993        President, Chief
                                                         Executive Officer and
                                                         Director

Dorothy M. Meggitt                66         1967        Secretary and Director

      Additional nominees for election to the Board who are not current members of the Board of Directors are as follows:

NAME                             AGE
----                             ---

David D. Gathman                  53

Daniel J. Malcolm                 49

      Other than Dr. John E. Meggitt and Dorothy M. Meggitt, who are husband and wife, there are no family relationships among any of the Directors, executive officers and key employees of the Company.

      The principal occupations and business experience, for at least the past five years, of each Director and nominee is as follows:

      Dr. Meggitt founded the Company and has served as a Director of the Company since its inception in 1967. From the Company's inception through August 13, 1996, he was also President and Chief Executive Officer of the Company. In addition, Dr. Meggitt served as Treasurer of the Company from its inception through December 1993. Prior to founding the Company, he directed system programming operations for Electronic Associates, Inc. and, earlier, conducted computer research for IBM.

      Mr. Boyle joined the Company in 1984 and, effective August 13, 1996, was elected to the offices of President and Chief Executive Officer. Prior to serving in his current capacities, Mr. Boyle served as Executive Vice President from September 1992 to August 1996, Chief Financial Officer from September 1992 to December 1995, Chief Operating Officer from December 1995 to August 1996 and Treasurer from December 1993 to August 1996. He has been a Director since December 1993. Prior to joining the Company, Mr. Boyle held various financial and management positions with Colt Industries, Inc.

      Mrs. Meggitt joined the Company upon its inception in 1967 and has served as Secretary and a Director since that time. Mrs. Meggitt managed the Company's human resources and facilities departments from 1967 through 1987.

      David D. Gathman is a Managing Director of C-Level Partners, LLC, a company that delivers executive level management consulting to venture capital firms and information technology companies. From January 1999 to September 2000, Mr. Gathman was Chief Financial Officer of Internet Capital Group, Inc., a holding company actively involved in the acquisition and development of over 75 companies in a number of Business-to-Business markets. From March 1994 to December 1998, he was Executive Vice President and Chief Financial Officer and a member of the Board of Directors of Integrated Systems Consulting Group, Inc., an information services consulting firm that provides software applications integration and development primarily in the pharmaceutical and life sciences industries. From December 1982 through March 1994, Mr. Gathman was Vice President - Finance and Chief Financial Officer of SunGard Data Systems Inc., a computer software and services company.

      Daniel J. Malcolm currently serves as Senior Vice President of Sales Development for COVAD, a national DSL broadband service provider, a position he has held since COVAD's purchase of LaserLink.net in March of 2000. From April 1999 to March of 2000, Mr. Malcolm served as Vice Chairman and Chief Operating Officer for LaserLink.net, a provider of branded Internet access. Before joining LaserLink.net in April 1999, he was Corporate Vice President of Central and Eastern Customer Operation for Shared Medical Systems (SMS), where he directed the company's sales and marketing operations. Mr. Malcolm also served as Executive Vice President and Chief Operating Officer of American Healthware Systems before it was acquired by SMS. Prior to American Healthware Systems and SMS, Mr. Malcolm served as President of Integra, a mental health substance abuse provider. Mr. Malcolm also had positions in marketing and sales management with IBM for 14 years.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

      The Board of Directors has an Audit Committee, a Compensation Committee and an Option Committee.

      Audit Committee. The primary responsibilities of the Audit Committee, as more fully set forth in the Audit Committee Charter adopted by the Company on May 1, 2000, and attached hereto as Appendix A, include (i) evaluating, and recommending to the Board of Directors the engagement of, the Company's independent auditors, (ii) reviewing the results of their auditing findings, and
(iii) monitoring on a periodic basis the internal controls of the Company.

      Pursuant to the Audit Committee Charter, the Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2000 with the management of the Company. Additionally, the Audit Committee has discussed with the independent auditors the matters required by SAS 61, has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence. Based in part on the foregoing, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the years ended June 30, 2000 audited by KPMG LLP be included in the Company's Annual Report on SEC Form 10-K.

      The Audit Committee currently consists of Messrs. Meggitt, Timmerman and Cissone. The Audit Committee had one meeting during fiscal 2000. It is anticipated that David D. Gathman and Daniel J. Malcolm, if elected by the Stockholders of the Company, will serve on the Audit Committee.

      Compensation  Committee.  The Compensation Committee approves salaries and
      -----------------------
certain incentive compensation for top level employees of and consultants to the Company. The Compensation Committee currently consists of John E. Meggitt, Ph.D., Charles L. Boyle, III, Mark A. Timmerman and Louis J. Cissone. The Compensation Committee had one meeting during fiscal 2000. It is anticipated that David D. Gathman and Daniel J. Malcolm, if elected by the Stockholders of the Company, will serve on the Compensation Committee.

      Option  Committee.  The Option Committee makes recommendations about stock
      -----------------
option awards to employees of and consultants to the Company. The Option Committee currently consists of Messrs. Timmerman and Cissone. The Option Committee had two meetings during fiscal 2000. It is anticipated that David D. Gathman and Daniel J. Malcolm, if elected by the Stockholders of the Company, will serve on the Option Committee.

      There were eight Board of Directors Meetings in fiscal 2000. During fiscal 2000, each incumbent Director attended all meetings of the Board of Directors and all meetings of Committees on which he or she served.

COMPENSATION OF DIRECTORS

      Non-employee Directors receive an annual fee of $5,000 for services on the Board of Directors or any committee thereof plus $1,000 and reimbursement of their expenses for each quarterly meeting attended and $500 and reimbursement of their expenses for each special meeting attended. The Company may from time to time, and at the discretion of the Board of Directors, grant stock options to Directors for their service on the Board of Directors. During fiscal 2000, each non-employee Director (consisting solely of Messrs. Timmerman and Cissone) received options to purchase 2,000 shares of the Company's Common Stock, each at an exercise price of $9.125 per share, the fair market value of the Company's Common Stock on the date of the grant.

                               EXECUTIVE OFFICERS

      The  following  table  identifies  the current  executive  officers of the
Company:

                                              CAPACITIES IN        IN CURRENT
NAME                                AGE        WHICH SERVED      POSITION SINCE
----                                ---        ------------      --------------

John E. Meggitt, Ph.D               69      Chairman of the           1967
                                            Board and Director

Charles L. Boyle, III               47      President, Chief          1996
                                            Executive Officer
                                            and Director

Thomas M. Giuliani, CPA (1)         43      Chief Financial           1996
                                            Officer and
                                            Treasurer

Dorothy M. Meggitt                  66      Secretary and             1967
                                            Director

------

(1) Mr. Giuliani joined the Company in 1989 and currently serves as its Chief Financial Officer and Treasurer. Prior to joining the Company, Mr. Giuliani held various accounting and financial positions for Deloitte & Touche, Commodore International Ltd., Fox Chase Cancer Center and Robinson Alarm Company.

      Other than Dr. John E. Meggitt and Dorothy M. Meggitt, who are husband and wife, there are no family relationships among any of the Directors, executive officers and key employees of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION IN FISCAL 2000, 1999 AND 1998.

      The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to (i) each person who served as the Company's Chief Executive Officer for fiscal 2000 and (ii) the most highly compensated executive officer of the Company (other than the Chief Executive Officer) whose aggregate cash compensation exceeded $100,000 and who was serving as executive officer at the end of fiscal 2000 (collectively, the "Named Executives") during the years ended June 30, 2000, 1999 and 1998.

---------------------------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------
                                                                         Long-Term
                                               Annual Compensation      Compensation
                                       ------------------------------------------------------------
                                                                           Awards
                                                                        ------------
                                                                         Securities
                                                                         Underlying     All Other
  Name and Principal Position          Year      Salary       Bonus        Options    Compensation
              (a)                      (b)       ($)(c)      ($)(d)        (#)(g)      ($)(i)(1)
---------------------------------------------------------------------------------------------------

Charles L. Boyle, III,
   President and Chief
   Executive Officer.........           2000     $230,198    $55,000        15,000      $ 9,733
                                        1999     $200,000    $90,000        14,000      $14,096
                                        1998     $199,643    $90,000        20,000      $ 9,698

Thomas M. Giuliani, Chief
   Financial Officer
   and Treasurer.............           2000     $143,279    $18,750        10,000      $ 5,747
                                        1999     $124,949    $31,050        10,000      $ 6,431
                                        1998     $114,577    $30,950        10,000      $ 4,628

---------------------------------------------------------------------------------------------------

------

(1) Includes Company contributions to its 401(k) plan and supplemental life insurance and long-term disability premiums paid by the Company on behalf of its executive officers.

OPTION GRANTS IN FISCAL 2000

      The following table sets forth information concerning individual grants of stock options made pursuant to the Company's 1993 Stock Plan during fiscal 2000 to each of the Named Executives. The Company has never granted any stock appreciation rights.

---------------------------------------------------------------------------------------------------------
                        OPTION GRANTS IN LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------
                                                                                    Potential Realizable
                      Individual Grants                                               Value at Assumed
                                                                                   Annual Rates of Stock
                                                                                   Price Appreciation for
                                                                                       Option Term(2)
---------------------------------------------------------------------------------------------------------
                        Number of
                        Securities    % of Total
                        Underlying      Options
                         Options        Granted        Exercise or
                         Granted      to Employees     Base Price     Expiration
       Name              (#)(1)      in Fiscal Year      ($/Sh)          Date          5%($)     10%($)
       (a)                 (b)            (c)             (d)             (e)           (f)        (g)
---------------------------------------------------------------------------------------------------------
Charles L. Boyle, III...   15,000        10.1           $9.125         7/27/09      $86,081    $218,138

Thomas M. Giuliani......   10,000         6.8           $9.125         7/27/09      $57,387    $145,425

---------------------------------------------------------------------------------------------------------

------

(1) The options disclosed herein were granted pursuant to the Company's 1993 Stock Plan and become exercisable to the extent of one-third of the options on the first anniversary from the date of grant (July 27, 1999) with an additional one-third of the options granted becoming exercisable on each of the second and third anniversary of the date of grant. The options terminate on the expiration date, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

(2)   Based on a grant date fair market value of $9.125.

AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR END OPTION VALUES

      The following table sets forth information concerning each exercise of options during fiscal 2000 by each of the Named Executives and the year end value of unexercised in-the-money options.

---------------------------------------------------------------------------------------------------------
                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES
---------------------------------------------------------------------------------------------------------
                                                       Number of Securities        Value of Unexercised
                                                            Underlying             In-The-Money Options
                                                      Unexercised Options at           at Fiscal
                                                          Fiscal Year-End              Year-End
                                                               (#)                      ($)(1)
---------------------------------------------------------------------------------------------------------
                          Shares
                          Acquired on       Value          Exercisable/               Exercisable/
        Name              Exercise        Realized($)     Unexercisable              Unexercisable
         (a)               (#)(b)            (c)               (d)                        (e)
---------------------------------------------------------------------------------------------------------
Charles L. Boyle, III...     --              --          197,999 / 31,001           $1,589,998 / 120,627

Thomas M. Giuliani......     --              --           40,999 / 20,001             $339,416 /  73,754
---------------------------------------------------------------------------------------------------------

--------

(1) Based on a closing price of $14.50 per share of Common Stock as listed on the Nasdaq National Market at June 30, 2000.

EMPLOYMENT ARRANGEMENTS AND TERMINATION OF EMPLOYMENT

     Each of Dr. Meggitt, Mr. Boyle and Mr. Giuliani are employed by the Company as employees at will. In fiscal 2000, Messrs. Boyle and Giuliani earned bonuses of $55,000 and $18,750, respectively. Such bonuses were paid to such executive officers subsequent to June 30, 2000.

     In addition to the requirement of each of Dr. Meggitt and Mr. Boyle to maintain the confidentiality of Company information and assign inventions to the Company, each of such executive officers has agreed that during the term of his respective employment and thereafter for the greater of two years or the period of time for which such executive officer is being compensated under such employment, such person will not compete with the Company by engaging in any capacity in any business which is competitive with the business of the Company.

     The Company has executed indemnification agreements with each of its executive officers and Directors pursuant to which the Company has agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a Director, officer, employee, agent or fiduciary of the Company.

     The Company has executed change in control agreements with each of Mr. Boyle and Mr. Giuliani. The terms and conditions of such agreements become effective only if a change in control occurs on or before December 31, 2000. If, during the three-month period immediately preceding a change in control or during the three-year period immediately following a change in control, such executive officer's employment with the Company is terminated by (i) the Company for no reason or any reason other than cause or (ii) such executive officer for good reason, then such executive officer receives (a) three times base salary in the case of Mr. Boyle and two times base salary in the case of Mr. Giuliani, (b) continuation of health care benefits for 36 months and (c) immediate vesting of all stock options owned.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All Reporting Persons are required by SEC regulation to furnish the Company with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a).

     Based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's Reporting Persons received by the Company, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised of John E. Meggitt,  Ph.D., Charles
L. Boyle, III, Mark A. Timmerman and Louis J. Cissone.

     The Company's headquarters in Yardley, Pennsylvania are leased to the Company by John E. Meggitt, Ph.D., the Chairman of the Board, and Dorothy M. Meggitt, his wife and Secretary of the Company. Dr. and Mrs. Meggitt also are Directors and majority stockholders of the Company. See "Security Ownership of Certain Beneficial Owners and Management." On July 1, 1998, the Company and Dr. and Mrs. Meggitt entered into a five-year lease for the Yardley facilities. Under such lease arrangement, the Company made rental payments to Dr. and Mrs. Meggitt totaling $446,400 during the year ended June 30, 2000. In addition, the Company paid $63,261 during the year ended June 30, 2000 for property taxes due on such property. The Company believes that the terms of the lease are at least as favorable to the Company as the terms that may have been available from unrelated third parties. In addition, the Company has determined that any future transactions between the Company and its officers, Directors, principal stockholders and their affiliates shall be on terms no less favorable to the Company than could be obtained from unrelated third parties.

     In fiscal 2000, the Company paid $83,259 in salary and $58,915 in compensation from stock options exercised to Peter Meggitt, the son of Dr. and Mrs. Meggitt. Mr. Meggitt serves as a systems programmer for the Company.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Composite Index and the S&P Computer Systems Index (capitalization weighted) for the period beginning on June 30, 1995.

                COMPARISON OF CUMULATIVE TOTAL RETURN (1)(2)(3)
Among the Company, the Nasdaq Composite Index and the S&P Computer Systems Index






                       [PERFORMANCE GRAPH INSERTED HERE]






------------------------------------------------------------------------------------------------------
                             06/30/95     06/30/96     06/30/97     06/30/98     06/30/99     06/30/00
------------------------------------------------------------------------------------------------------
Prophet 21, Inc.             $ 100.00     $ 138.89     $ 119.44     $ 325.00     $ 161.11     $ 322.22
------------------------------------------------------------------------------------------------------
Nasdaq Composite Index       $ 100.00     $ 126.95     $ 154.49     $ 202.98     $ 287.76     $ 424.89
------------------------------------------------------------------------------------------------------
S&P Computer Systems Index   $ 100.00     $ 111.51     $ 169.04     $ 239.57     $ 434.93     $ 614.44
------------------------------------------------------------------------------------------------------

(1) Graph assumes $100.00 invested on June 30, 1995 in the Company's Common Stock, the Nasdaq Composite Index and the S&P Computer Systems Index.
(2)   Total return assumes reinvestment of dividends.
(3)   Fiscal year ending June 30.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has furnished the following report:

     The Company's executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to achieve maximum Company performance by aligning the executives' interest with that of shareholders by basing a portion of compensation on corporate performance.

     The Compensation Committee generally determines base salary levels for executive officers of the Company, who are not subject to an employment agreement, at or about the start of the fiscal year and determines actual bonuses after the end of the fiscal year based upon Company and individual performance. Each of Dr. Meggitt, Mr. Boyle and Mr. Giuliani are employed by the Company as employees at will.

     The Company's executive officer compensation program is comprised of base salary, conditional cash bonuses, stock options granted at the discretion of the Option Committee and various other benefits, including stock purchase rights, medical insurance and a 401(k) Plan which are generally available to all employees of the Company.

     Salaries, whether established pursuant to contract or otherwise, are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salaries for each of Dr. Meggitt, Mr. Boyle and Mr. Giuliani are determined by the Board of Directors. Salary increases for other executives are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

     The stock option and stock purchase programs are designed to relate executives' long-term interests to stockholders' long-term interests. Stock options and stock purchase rights will be awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

     Based on review of available information, the Committee believes that the Chief Executive Officer's total annual compensation is reasonable and appropriate given the size, complexity and historical performance of the Company's business, the Company's position as compared to its peers in the industry, and the specific challenges faced by the Company during the year, such as changes in the market for computer products and manufacturers' product lines, as well as variations in prices and distribution channels, and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officer's compensation.

     Compensation Committee Members

     John E. Meggitt, Ph.D.
     Charles L. Boyle, III
     Louis J. Cissone
     Mark A. Timmerman

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     There are, as of November 27, 2000, approximately 150 holders of record and 1,799 beneficial holders of the Company's Common Stock. The following table sets forth certain information, as of November 27, 2000, regarding the beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to own beneficially more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees) and Named Executives, and (iii) all Directors and executive officers as a group.

Name and Address                           Amount and Nature          Percent
of Beneficial Owner(1)                 of Beneficial Ownership(1)    of Class(2)
-------------------                    -----------------------       --------

(i)   Certain Beneficial Owners:

      John E. Meggitt, Ph.D. and
        Dorothy M. Meggitt                   2,179,020(3)(8)            58.4

(ii)  Directors (which includes all
       nominees) and Named Executives:

      Charles L. Boyle, III                    221,795(4)(8)             5.6

      Thomas M. Giuliani                        52,512(5)(8)             1.4

      Louis J. Cissone                           4,332(6)(8)              *

      Mark A. Timmerman                          5,832(7)(8)              *

      David D. Gathman                              --(8)                 *

      Daniel J. Malcolm                             --(8)                 *

(iii) All current Directors and
      executive officers as a group          2,463,491(3)(4)(5)(6)(7)   61.5
      (6 persons)

--------------
*     Less than one percent.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership is based on 3,734,280 shares of Common Stock outstanding on November 27, 2000.

(3) John E. Meggitt, Ph.D., Chairman of the Board and Director, and Dorothy M. Meggitt, Secretary and Director, are husband and wife. Includes 1,787,692 shares of Common Stock held by Dr. Meggitt and 391,328 shares of Common Stock held by Mrs. Meggitt. Does not include shares of Common Stock owned of record by Dr. and Mrs. Meggitt's adult children (and their spouses) and grandchildren, as to which shares Dr. and Mrs. Meggitt disclaim beneficial ownership.

(4) Represents 7,462 shares of Common Stock owned of record and 214,333 shares of Common Stock subject to options which were exercisable as of November 27, 2000 or which will become exercisable within 60 days after such date. Excludes 39,667 shares underlying options which become exercisable over time after such period.

(5) Represents 1,513 shares of Common Stock owned of record and 50,999 shares of Common Stock subject to options which were exercisable as of November 27, 2000 or which will become exercisable within 60 days after such date. Excludes 25,001 shares underlying options which become exercisable over time after such period.

(6) Represents 500 shares of Common Stock owned of record and 3,832 shares of Common Stock subject to options which were exercisable as of November 27, 2000 or which will become exercisable within 60 days after such date. Excludes 4,168 shares underlying options which become exercisable over time after such period.

(7) Represents 2,000 shares of Common Stock owned of record and 3,832 shares of Common Stock subject to options which were exercisable as of November 27, 2000 or which will become exercisable within 60 days after such date. Excludes 4,168 shares underlying options which become exercisable over time after such period.

(8) The address for each of the persons noted is 19 West College Avenue, Yardley, PA 19067.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has executed indemnification agreements with each of its Directors and executive officers pursuant to which the Company has agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a Director, officer, employee, agent or fiduciary of the Company.

     Transactions involving Dr. and Mrs. Meggitt are reported in "Executive Compensation -- Compensation Committee Interlocks and Insider Participation."

                    PROPOSED AMENDMENT TO THE 1993 STOCK PLAN

SUMMARY OF CURRENT PLAN

     The 1993 Plan was adopted by the Board of Directors and approved by the Stockholders of the Company on December 6, 1993 for employees, officers, Directors and consultants of the Company and its subsidiaries. The 1993 Plan was amended on December 14, 1993. The 1993 Plan was adopted to promote the growth and profitability of the Company by enabling it to furnish maximum incentive to those employees deemed capable of improving operations and increasing profits and encouraging such persons to accept or continue employment with the Company and its subsidiaries and become owners of shares of its Common Stock. Currently, there are 1,000,000 shares of Common Stock reserved for issuance upon the exercise of options granted under the 1993 Plan.

     The 1993 Plan is administered by the Option Committee (the "Committee") of the Board of Directors, which determines, among other things, the nature of the options to be granted, the persons who are to receive options (each a "Grantee"), the number of shares to be subject to each option, the exercise price of the options and the vesting schedule of the options. The 1993 Plan provides for the granting of options intended to qualify as incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to employees of the Company as well as non-qualified stock options ("NQSOs") to employees, Directors and consultants who perform services for the Company or its subsidiaries. The exercise price of all ISOs granted under the 1993 Plan may not be less than the fair market value of the shares at the time the option is granted. In addition, no ISO may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price as to that employee is at least 110% of the fair market value of the stock at the time of the grant. No employee may be granted ISOs for shares having an aggregate fair market value greater than $100,000 in any calendar year. Options may be for a period of not more than ten years from the date of grant, provided, however that the term of an ISO granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company may not exceed five years. The exercise price of a NQSO may not be less than 75% of the fair market value per share of the Common Stock on the date of grant. An option is exercisable as determined by the Committee. The 1993 Plan will terminate on December 6, 2003. Subject to the terms as specified in any option agreement, if a Grantee's employment or consulting relationship terminates on account of disability, the Grantee may exercise any outstanding option for one year following the termination. If a Grantee dies while in the employ of the Company or during the period of the consulting arrangement, the Grantee's estate may exercise any outstanding option for one year following the Grantee's death. If termination is for any other reason, the Grantee may exercise any outstanding option for ninety days following the termination. Outstanding options are exercisable after any termination only to the extent such options are exercisable at such termination. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee.

     The 1993 Plan provides that, in the event of a reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the corporate structure or shares of the Company, the Board of Directors shall make adjustments with respect to the shares that may be issued under the 1993 Plan or that are covered by outstanding options, or in the option price per share.

     In the event of a dissolution or liquidation of the Company, the Board shall notify the Grantee at least fifteen days prior to such proposed action. To the extent not previously exercised, the outstanding options will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), then the outstanding options will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the outstanding options or to substitute equivalent options, the Board of Directors will, in lieu of such assumption or substitution, provide for the Grantee to have the right to exercise all of his outstanding options. If the Board of Directors makes an option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board of Directors shall notify the Grantee that the option will be fully exercisable for a period of fifteen days from the date of such notice, and the option will terminate upon the expiration of such period. The option will be considered assumed if, following the merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares). If such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of an option, for each share of stock subject to the option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     The Board may at any time amend, alter, suspend or discontinue the 1993 Plan, but no amendment, alteration, suspension or discontinuation will be made which would impair the rights of any Grantee under any grant theretofore made, without such Grantee's consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act, or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the National Association of Securities Dealers or an established stock exchange), the Company shall obtain shareholder approval of any 1993 Plan amendment in such a manner and to such a degree as required. Any such amendment or termination of the 1993 Plan is not permitted to affect options already granted and such options will remain in full force and effect as if the 1993
Plan had not been amended or terminated, unless mutually agreed otherwise between the Grantee and the Board of Directors, which agreement must be in writing and signed by the Grantee and the Company.

FEDERAL INCOME TAX ASPECTS

     The Company believes that, under the present law, the following are the federal tax consequences generally arising with respect to awards granted under the 1993 Plan. The grant of an option will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an option other than an ISO, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise; the Company will be entitled to a deduction for the same amount. The treatment of an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option except that the Company may be entitled to a deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

     With respect to other awards granted under the 1993 Plan that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received; the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in stock or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier; the Company will be entitled to a deduction for the same amount. The participant may elect to recognize such income equal to the fair market value of the shares or other property received at the time such award is made, in which case the Company will be entitled to a deduction for the same amount at such time. Different tax rules may apply with respect to participants who are subject to Section 16 of the 1934 Act.

PREVIOUSLY GRANTED OPTIONS UNDER THE 1993 PLAN

     As of June 30, 2000, the Company had granted options to purchase an aggregate of 977,500 shares of Common Stock under the 1993 Plan at an average exercise price of $8.01 per share. As of June 30, 2000, 522,567 options to purchase shares were vested and 253,488 options to purchase shares had been exercised under the 1993 Plan. The following table sets forth the options granted under the 1993 Plan to: (i) the Named Executives; (ii) all current executive officers as a group; (iii) each nominee for election as a Director;
(iv) all current Directors who are not executive officers as a group; (v) each associate of any of such Directors, executive officers or nominees; (vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:

                                                                OPTIONS GRANTED        WEIGHTED AVERAGE
                     NAME                                    THROUGH JUNE 30, 2000      EXERCISE PRICE
                     ----                                    ---------------------     ----------------
John E. Meggitt, Ph.D..................................                --                 $     --

Charles L. Boyle, III..................................              229,000                  7.14

Thomas M. Giuliani.....................................               61,000                  8.01

Dorothy M. Meggitt.....................................                --                       --

Louis J. Cissone.......................................                5,500                 13.23

Mark A. Timmerman......................................                5,500                 13.23

All current executive officers as a group (4 persons)..              290,000                  7.32

All current Directors who are not executive officers
    as a group (2 persons).............................               11,000                    --

All employees, including all current officers who are
    not executive officers as a group (67 persons).....              676,500                  8.22

     As of June 30, 2000, the market value of the Common Stock underlying the 1993 Plan was $14.50 per share.

PROPOSED AMENDMENT

     Stockholders are being asked to consider and vote upon a proposed amendment (the "Amendment") to the 1993 Plan to increase the maximum number of shares of Common Stock available for issuance under the 1993 Plan from 1,000,000 to 1,200,000 shares and to reserve an additional 200,000 shares of Common Stock of the Company for issuance upon the exercise of stock options granted or for the issuance of stock purchase rights under the 1993 Plan.

     The Board of Directors believes that the Amendment provides an important inducement to recruit and retain the best available personnel. The Board of Directors believes that providing employees with an opportunity to invest in the Company rewards them appropriately for their efforts on behalf of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.

            PROPOSED AMENDMENT TO THE 1997 EMPLOYEE STOCK PURCHASE PLAN

     The 1997 Plan was adopted by the Board of Directors and approved by the stockholders of the Company on October 23, 1997. The purpose of the 1997 Plan is to provide a further incentive for employees to promote the best interests of the Company and to encourage stock ownership by employees in order to participate in the Company's economic progress. Currently, a total of 100,000 shares is available for purchase pursuant to the 1997 Plan.

     In general, the 1997 Plan provides for eligible employees to designate in advance of specified purchase periods (which will be annual, semi-annual or quarterly) a percentage of compensation (up to 10%) to be withheld from their pay and applied toward the purchase of such number of whole shares of Common Stock as can be purchased at a price of 85% of the lesser of the stock's trading price at the beginning or the end of each such period. No employee can purchase more than $5,000 worth of stock annually, and no stock can be purchased by any person which would result in the purchaser owning five percent or more of the total combined voting power or value of all classes of stock of the Company.

     The 1997 Plan is intended to satisfy the requirements of Section 423(b) of the Code which requires that it be approved by stockholders within one year of the earlier of its adoption by the Board of Directors or the 1997 Plan's effective date. The 1997 Plan was adopted by the Board of Directors on September 4, 1997. In addition, the 1997 Plan is intended to comply with certain requirements of Rule 16b-3 under the Exchange Act.

     The term of the 1997 Plan will extend through December 31, 2001, unless terminated earlier by the Board of Directors. The Board of Directors generally has the right to amend or terminate the 1997 Plan without the consent of participants or stockholders, subject to certain exceptions.

     Each person employed by the Company (except short-term, part-time, or seasonal employees) is eligible to participate in the 1997 Plan (an "Eligible Employee"), provided he or she is not, as of the day preceding the first day of the Purchase Period (as defined below), deemed, for purposes of Section 423(b)(3) of the Code, to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

     The purchase price per share of the Common Stock sold under the 1997 Plan for any Purchase Period will be equal to the lesser of (a) 85% of the "fair market value" of a share of Common Stock on the first day of such Purchase Period, or (b) 85% of the "fair market value" of a share of Common Stock on the last day of such Purchase Period (the "Exercise Date"). The fair market value will be deemed to be the average of the last bid and asked prices of the Common Stock reported by Nasdaq, or if the Common Stock is traded on the Nasdaq National Market or a national securities exchange, the closing sale price of the Common Stock thereon, in each case on the applicable date or, if there is no such sale on that day, then on the last preceding date on which such a sale was reported.

     Under the 1997 Plan, a separate option to purchase shares of Common Stock will be granted to each Eligible Employee as of the first day of each "Purchase Period". The option grant applies automatically to all Eligible Employees, but to participate in the 1997 Plan, further action is required as explained below. A Purchase Period will be a period of three, six or twelve months (as elected in advance by the committee administering the 1997 Plan), during which time payroll deductions will be made to fund the purchase of shares subject to option. The first Purchase Period will commence on January 1, 1998 and end on March 31, 1998. The maximum number of shares an Eligible Employee is eligible to purchase for any Purchase Period is $5,000 ($1,250 for a three-month Purchase Period and $2,500 for a six-month Purchase Period) divided by 100% of the fair market value of a share of Common Stock on the first day of each applicable Purchase Period. If, as of the first day of each such Purchase Period, an Eligible Employee would be deemed for purposes of Section 423(b)(3) of the Code to own stock of the Company (including any number of shares which such person is entitled to purchase under the 1997 Plan) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, the maximum number of shares such person will be entitled to purchase pursuant to the 1997 Plan will be reduced. Options granted to Eligible Employees who fail to authorize payroll deductions will automatically lapse.

     In order to purchase shares pursuant to an option, an Eligible Employee must sign a Stock Purchase Agreement and properly return it as instructed in advance of the first day of each Purchase Period. By doing so, the employee becomes a Participant in the 1997 Plan. Under the Stock Purchase Agreement, each Eligible Employee who elects to participate in the 1997 Plan must authorize contributions to the 1997 Plan through regular payroll deductions, effective as of the first day of the relevant Purchase Period. A Participant may authorize payroll deductions from his or her cash W-2 compensation, as defined in the 1997 Plan ("Compensation"), for each payroll period, of a specified percentage of such compensation, not less than 1% and not more than 10%, in multiples of 1/2%. The amount of payroll deduction must be established at the beginning of a Purchase Period and may not be altered, except for complete discontinuance. The payroll deduction authorized by a Participant will be credited to an individual account maintained for the Participant under the 1997 Plan (an "Account").

     For any particular Purchase Period, the committee administering the 1997 Plan may elect, in advance, a "Trust Administration Option" whereby the amounts of payroll deductions taken for Participants will be deposited regularly in a trust established by the Company with an institutional trustee for the benefit of Participants. Unless withdrawn earlier, the funds held for the respective Participants (together with applicable earnings) will be applied by the trustee on the Exercise Date to purchase shares of Common Stock for each such Participant in accordance with the 1997 Plan. The Company will pay all the expenses of trust establishment and administration, but will not have a lien over, reversionary interest in, the trust assets. Withdrawals by Participants during a Purchase Period while the Trust Administration Option is in effect will entitle the withdrawing Participants to their respective shares of earnings by the trust on their accumulated payroll deductions.

     Shares of Common Stock acquired pursuant to the exercise of options under the 1997 Plan and funded pursuant to payroll deductions as provided in the Stock Purchase Agreement are to be offered and sold to Eligible Employees solely pursuant to an effective Registration Statement filed under the Securities Act of 1933, as amended.

     If there is credited to the Account of a Participant as of any Exercise Date an amount at least equal to the purchase price determined under the 1997 Plan of one share of Common Stock for the current Purchase Period, the Participant will purchase, and the Company will sell, at such price the largest number of whole shares of Common Stock which can be purchased with the amount credited to his or her Account. In no event will fractional shares be issued. Any balance remaining in a Participant's Account at the end of a Purchase Period (not in excess of the purchase price of one share of Common Stock) will be carried forward into a Participant's Account for the following Purchase Period.

     No Participant may, in any calendar year, purchase such number of shares under the 1997 Plan which, when aggregated with all other shares of stock of the Company which he or she may be entitled to purchase under any other employee stock purchase plans of the Company which meets the requirements of Section 423(b) of the Code, exceeds $5,000 in fair market value. Since the exclusive method for purchasing shares under the 1997 Plan is through payroll deductions whose maximum limit is 10% of Compensation, the 10% limitation will be the effective limit on purchases of stock under the 1997 Plan for substantially all employees.

     If, as of the Exercise Date in any Purchase Period, the aggregate funds available for the purchase of shares of Common Stock would result in a purchase of shares in excess of the maximum number of shares then available for purchase under the 1997 Plan, the number of shares which would otherwise be purchased by each Participant on the Exercise Date will be reduced by a factor relative to the payroll deduction accumulation for each Participant.

     Options issued under the 1997 Plan are intended to be options issued pursuant to an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Code. Accordingly, if a Participant exercises an option and holds the shares for the applicable holding period, and remains an employee at all times during the period beginning with the date the option is granted and ending three months before the date it is exercised, he or she will be entitled for Federal income tax purposes to special tax treatment. Under such circumstances, any gain realized upon disposition of the shares will be treated as ordinary income to the extent of the lesser of (i) 15% of the fair market value of the shares on the date the option was granted, or (ii) the amount by which the fair market value of the shares on the date of disposition exceeded the option price. Any further gain will be treated as long-term capital gain. The applicable holding period is the longer of (i) two years after the date the option is granted, or
(ii) one year after the shares are issued. The Company will not be entitled to any tax deduction for Federal income tax purposes with respect to shares so acquired and disposed of by a Participant.

     The 1997 Plan does not contain any provisions requiring a Participant to hold the optioned stock for any period after exercise of the option, nor to acquire such stock for investment purposes. However, unless a Participant holds the stock for more than two years after the option is granted and one year after the stock is issued, he or she will not be entitled to long-term capital gain treatment for Federal income tax purposes on any increase in fair market value of the stock between the date the option was granted and the date the option was exercised. If the Participant disposes of the stock within such one-year period or such two-year period, any excess of the fair market value on the date of exercise over the option price is taxable as ordinary income to him or her and is deductible by the Company for Federal income tax purposes.

     The number of shares of Common Stock which can be purchased pursuant to options under the 1997 Plan are subject to adjustment in the event of certain recapitalizations of the Company. Participants' rights to purchase stock pursuant to the 1997 Plan are not transferable. Generally, the Company's Board of Directors, without the consent of Participants, can terminate or amend the 1997 Plan, except that no such action can adversely affect options previously granted and, without stockholder approval, the Board may not: (i) increase the total amount of Common Stock allocated to the 1997 Plan (except for permitted capital adjustments); (ii) change the class of Eligible Employees; (iii) decrease the minimum purchase price; (iv) extend a Purchase Period; or (v) extend the term of the 1997 Plan.

SHARES PREVIOUSLY PURCHASED UNDER THE 1993 PLAN

     As of June 30, 2000, an aggregate of 66,320 shares of Common Stock had been purchased under the 1997 Plan at an average purchase price of $8.75 per share. The following table sets forth the shares of Common Stock purchased under the 1997 Plan to: (i) the Named Executives; (ii) all current executive officers as a group; (iii) each nominee for election as a Director; (iv) all current Directors who are not executive officers as a group; (v) each associate of any of such Directors, executive officers or nominees; (vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:

                                                                SHARES PURCHASED        WEIGHTED AVERAGE
                     NAME                                    THROUGH JUNE 30, 2000       PURCHASE PRICE
                     ----                                    ---------------------      ----------------
John E. Meggitt, Ph.D..................................                  --                $     --

Charles L. Boyle, III..................................               1,462                    8.59

Thomas M. Giuliani.....................................               1,213                    8.48

Dorothy M. Meggitt.....................................                  --                      --

Louis J. Cissone.......................................                  --                      --

Mark A. Timmerman......................................                  --                      --

All current executive officers as a group (4 persons)..               2,675                    8.54

All current Directors who are not executive officers
    as a group (2 persons).............................                  --                      --

All employees, including all current officers who are
    not executive officers as a group (109 persons)....              63,645                    8.76

     As of June 30, 2000, the market value of the Common Stock underlying the 1997 Plan was $14.50 per share.

PROPOSED AMENDMENT

     Stockholders are being asked to consider and vote upon a proposed amendment (the "Amendment") to the 1997 Plan to increase the maximum number of shares of Common Stock available for issuance under the 1997 Plan from 100,000 to 200,000 shares and to reserve an additional 100,000 shares of Common Stock of the Company for issuance upon the purchase of Common Stock under the 1997 Plan.

     The Board of Directors believes that the Amendment provides an important inducement to recruit and retain the best available personnel. The Board of Directors believes that providing employees with an opportunity to invest in the Company rewards them appropriately for their efforts on behalf of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has, subject to stockholder approval, retained KPMG LLP as independent auditors of the Company for the year ending June 30, 2001. KPMG LLP has served as the Company's independent auditors since February 1, 2000. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2001.

     One or more representatives of KPMG LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Stockholders.

     On January 26, 2000, the Company dismissed PricewaterhouseCoopers LLP ("PWC"), as its independent accountants. In connection with its audits for each of the two years in the period ended June 30, 1999 and through January 26, 2000, there were no disagreements with PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which caused disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their reports on the financial statements of the Company for such years. The report of PWC on the Company's financial statements for each of the two years in the period ended June 30, 1999 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principle. The decision to dismiss PWC was approved by both the Audit Committee of the Board of Directors and by the full Board of Directors of the Company. PWC has furnished the Company with a letter addressed to the Securities and Exchange Commission stating their agreement with the above statements.

                             STOCKHOLDERS' PROPOSALS

     Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing within a reasonable time before the Company begins to print and mail its proxy materials to its Stockholders.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, executive officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and executive officers of the Company is based upon information received from the individual Directors and officers.

     PROPHET 21, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2000, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON NOVEMBER 27, 2000, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

     By Order of the Board of Directors

     /s/ Dorothy M. Meggitt

     Dorothy M. Meggitt
     Secretary



Yardley, Pennsylvania
December 29, 2000

                                PROPHET 21, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints John E. Meggitt, Ph.D. and Charles L. Boyle, III, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Prophet 21, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 19 West College Avenue, Yardley, Pennsylvania 19067 at 1:00 P.M., local time, on Thursday, January 25, 2001 and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

1.  ELECTION OF DIRECTORS.
                                          Nominees:   John E. Meggitt, Ph.D.
                                                      Charles L. Boyle, III
VOTE FOR all nominees listed at right   [  ]          Dorothy M. Meggitt
                                                      David D. Gathman
                                                      Daniel J. Malcolm
FOR, except vote withheld from the following nominees
(if any):


-----------------------------------------------------

VOTE WITHHELD from all nominees listed at right                        [  ]


2. APPROVAL OF A PROPOSAL TO AMEND THE COMPANY'S 1993 STOCK PLAN, AS AMENDED (THE "1993 PLAN"), TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 1993 PLAN FROM 1,000,000 TO 1,200,000 SHARES AND TO RESERVE AN ADDITIONAL 200,000 SHARES OF COMMON STOCK OF THE COMPANY FOR ISSUANCE UPON THE EXERCISE OF STOCK OPTIONS GRANTED OR FOR THE ISSUANCE OF STOCK PURCHASE RIGHTS UNDER THE 1993 PLAN.

FOR  [  ]                    AGAINST  [  ]                    ABSTAIN  [  ]

3. APPROVAL OF A PROPOSAL TO AMEND THE COMPANY'S 1997 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED (THE "1997 PLAN"), TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR PURCHASE UNDER THE 1997 PLAN FROM 100,000 TO 200,000 SHARES AND TO RESERVE AN ADDITIONAL 100,000 SHARES OF COMMON STOCK OF THE COMPANY FOR ISSUANCE UPON THE PURCHASE OF STOCK UNDER THE 1997 PLAN.

FOR  [  ]                    AGAINST  [  ]                    ABSTAIN  [  ]

4. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING JUNE 30, 2001.

FOR  [  ]                    AGAINST  [  ]                    ABSTAIN  [  ]


5. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                       I will   will not
                                         [ ]       [ ]
                                       attend the Meeting


Date:                                   NOTE:  This proxy must be signed
     ------------------------------     exactly as the name appears hereon.
                                        When shares are held by joint
-----------------------------------     tenants, both should sign.  If the
Signature of Stockholder                signer is a corporation, please sign
                                        full corporate name by duly authorized
Date:                                   officer, giving full title as such. If a
     ------------------------------     partnership, please sign in partnership
                                        name by authorized person.
-----------------------------------
Signature of Stockholder if held
jointly